UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 28, 2011

INTEGRA BANK CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	0-13585	35-1632155
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

21 S.E. Third Street P.O. Box 868 Evansville, Indiana 47705-0868
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(812) 464-9677

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 28, 2011, Judge Wayne S. Trockman, a director of Integra Bank Corporation (the “Company”) since 2010, notified the Company’s Board of Directors that he was resigning from the Board effective immediately.  Judge Trockman served as a member of the Audit and Compensation committees, which are joint committees of the Board of Directors of the Company and Integra Bank N.A., the Company’s principal subsidiary.  Judge Trockman also served on the Wealth Management committee of the Board of Directors of Integra Bank N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 2, 2011

INTEGRA BANK CORPORATION

By:	/s/ Michael B. Carroll
Michael B. Carroll
Chief Financial Officer